UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 9, 2003

Lithia Motors, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.

360 E. Jackson Street, Medford, Oregon Address of Principal Executive Office	97501 Zip Code

Registrant's telephone number including area code 541-776-6868

(Former name or former address, if changed since last report)      Not applicable

1

Item 7. Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Item 9.

(99) Investor Presentation

Item 9. Regulation FD Disclosure.

      On April 9, 2003, Sid DeBoer, Chief Executive Officer, and other officers of Lithia Motors, Inc. will make the presentation attached as Exhibit 99 at the Sidoti & Company, LLC Seventh Annual Emerging Growth Institutional Investor Forum in New York City. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LITHIA MOTORS, INC.
(Registrant)

Date: April 9, 2003	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts Assistant Secretary

2

EXHIBIT 99

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LITHIA

Sidoti Conference 2003

Before we begin, ...

…the Company wants you to know that this presentation includes forward looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors and others set forth from time to time in the Company's filings with the SEC.

Lithia - The Industry Operator

Store Locations


10
17
7
3
5
2
12
6
7
3

- I.P.O. in Dec. 1996 - $143 Million in Sales - 5 Stores
- 72 stores in 10 states
- $2.4Bn revenues in 2002
- One of 10 largest U.S. auto retailers
- 23% E.P.S. CAGR (5-Year)
- Target 15-20% long-term E.P.S. growth

Industry Leading Management Team

Name	Position	Years with Lithia	Automotive Experience
Sid DeBoer	Chairman and CEO	39	39
M.L. Dick Heimann	President and COO	33	36
R. Bradford Gray	Executive Vice President	22	28
Jeff DeBoer	Senior Vice President and CFO	6	6
Bryan DeBoer	Senior Vice President, Mergers and Acquisitions/ Operations	14	14
Don Jones	Senior Vice President, Retail Operations	14	19

Balanced Regional Revenue

Percent Share of Revenues by Region
(Pro-Forma for All Announced Acquisitions)



AK
3%
Neb.
3%
S.D.
4%
Nevada
5%
Colorado
12%
Idaho
8%
Texas
12%
California
18%
Oregon
19%
Washington
16%

2002 Performance

LAD

- REVENUES +27%
- TOTAL RETAIL UNITS +20%
- OPERATING PROFITS +22%
- RETAIL SAME STORE SALES +1.1%
- EPS +15%
- NET PROFITS +49%

Compound Annual Growth Rates (6-Year)

REVENUES
+60%

EPS
+23%

LAD

RETAIL SAME STORE SALES
+4.4%

NET PROFITS
+52%

Consistent Comp. Growth

1998-2002 (5 - Year)

Same-Store Sales Growth Rates

New Vehicle	7.3%
Used Vehicle	0.4%
Parts & Service	1.9%
F & I	7.2%
Total Retail	4.7%

Positive Overall Growth in a Weak Environment

Full-Year 2002

Same-Store Sales Growth Rates

New Vehicle	5.7%
Used Vehicle	-7.1%
Parts & Service	-1.5%
F & I	0.8%
Total Retail	1.1%

Growth in Capitalization

	1998	2002	Change
Total Assets:	$294,398	$944,670	221%
Long-term Debt:	38,994	$104,712	169%
Sub - Debt:	0	0	N/A
Total Equity:	$91,511	$319,995	250%
Capitalization:	$130,505	$424,707	225%
LT Debt/Cap:	30%	25%	

Internally Driven Growth Potential

Free Cash Flow & Same Store Sales

Internally-Funded Acquisition Growth (Free Cash Flow):	**10%**
Same-Store Growth:	**5%**
Total Internal Growth Potential:	**15%**

Valuation - Lithia

Share Price (3/10/03)	$12.81
Median of Guidance (2003)	$1.55
Fwd P/E	8.3x
EV/EBITDA	4.4x
Book Value (FY2002)	$17.72
Price/Book	0.72x

Strong Industry Dynamics

Huge and Fragmented Industry

$1 Trillion Market


New Vehicle
$380Bn
$366Bn
Used Vehicle
$219Bn
Service & Parts

Highly Fragmented Sector


% of Sales
Top 100 Dealer Groups
Public groups 7%-8%
16%
84%
All Other Dealers (22,000)

Stable Profitability

- Manufacturer incentives
- 50%+ variable costs
- Multiple brands
- Diversified profit sources



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
Historical Pre-Tax Margins
1979
1986
1993
2000
Auto Retailers
Big 3
Auto Retailers
Big 3

Big 3: GM and Ford North American Operations
DCX only provides operating margin data

Source: MSDW and NADA

Auto Affordability

Most affordable levels in over 20 years

- Low interest rates



Weeks of Median Income
35
30
25
20
15
30.6
22.5
1st Qtr '02
'67
'69
'71
'73
'75
'77
'79
'81
'83
'85
'87
'89
'91
'93
'95
'97
'99
'01

New Vehicle Prices & Incentives

Decreased pricing and increased incentives



New Vehicle CPI
% Change Yr/Yr
Incentives
$/Vehicle
5
4
3
2
1
0
-1
-2
3000
2500
2000
1500
1000
500
0
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

Total Vehicles in Operation

60% of US vehicle population is 7+ years old


0 - 2
years old
14%
More than
10 years
old
38%
3 - 6
years old
26%
22%
7 - 10 years
old

Source: NADA

Diversified Product Sources Drive Profitability

% of Sales



F&I
Fleet & Wholesale
Service, Body & Parts
4%
6%
10%
56%
24%
Used Vehicles
New Vehicles

% of Gross Profit[1]



F&I
(GPM: 99.4%)
New Vehicles
(GPM: 8.5%)
22%
29%
Body Shop
(GPM: 43.4%)
3%
12%
20%
14%
Parts
(GPM: 39.3%)
Used Vehicles
(GPM: 12.5%)
S/B/P
(GPM: 48.0%)
Service
(GPM: 61.5%)

Full-Year 2002

Note: GPM: Gross Profit Margin

(1) Excludes fleet sales (0.3% of gross profit) and wholesale used vehicle sales (negative 0.7% contribution to gross profit).

High Margin Revenues



2002 Gross Margins
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
8.5%
12.5%
39.3%
43.4%
61.5%
99.4%
New Retail
Used Retail
Parts
Body Shop
Service
F&I

Strong Underlying Sector Dynamics

- Tremendous manufacturer support
- Protected trade areas
- Counter-cyclical business lines; Gross margins historically improve in a downturn
- Involved in 100% of the product cycle
  - Sale and trade-in of new/used vehicles
  - Repair/Service of new/used vehicles
  - Finance/Warranty of new/used vehicles

Specialty Retail Valuation Data

Hard-line retailers trade at a 88% premium to LAD

Prices as of 04/7/03	Price	Forward EPS 03E	P/E 03E
Consumer Electronics			
Best Buy (BBY)	$29.71	2.01	14.8
Circuit City (CC)	$5.35	0.36	14.9
RadioShack (RSH)	$22.92	1.57	14.6
Home Improvement			
The Home Depot (HD)	$26.33	1.70	15.5
Lowe's (LOW)	$43.40	2.19	19.8
Office Products			
Office Depot (ODP)	$11.70	1.07	10.9
Staples (SPLS)	$19.00	1.03	18.4
Hard-line Retailers - Average			**15.6**
Lithia Motors	**$12.81**	**1.55**	**8.3**
S & P 500			**15.9**

Source: MSN Financial

Automotive Valuation Data

Suppliers and OEM's trade at a 20% premium to LAD

Prices as of 04/2/03	Price	Forward EPS 03E	P/E 03E
Suppliers			
Borg Warner (BWA)	$50.41	$6.19	8.1
Delphi (DPH)	$7.57	0.86	8.8
Lear (LEA)	$38.50	5.13	7.5
Johnson Controls (JCI)	$76.23	7.02	10.9
Magna (MGA)	$55.12	6.05	9.1
OEM's			
DaimlerChrysler (DCX)	$32.30	$3.57	9.0
General Motors (GM)	$35.40	4.45	8.0
Ford (F)	$8.05	0.43	18.7
Supplier & OEM - Average			**10.0x**
Lithia Motors	**$12.81**	**1.55**	**8.3x**
S & P 500			**15.9x**

Source: MSN Financial

Proven Execution of
The Original Lithia Business Model

Total Commitment to Operations

New Vehicles	Increase Market Share
Used Vehicles	Highest in Sector
F & I	Highest in Sector
Parts & Service	High Margin/ Customer Retention

Drives Superior Financial Performance

New Vehicles - Increase Market Share

- Leverage manufacturers' new vehicle incentives, rebates and advertising
- Improve allocation of high demand vehicles
- Drives profitable sales of other product lines
- Helps ensure future acquisition opportunities

New Vehicle Same Store Growth



4.5%
2.5%
0.5%
-1.5%
-3.5%
-5.5%
5.7%
4.9%
1.9%
-1.9%
-2.2%
-4.6%
LAD
UAG
ABG
GPI
SAH
AN
LAD UAG ABG GPI SAH AN

Diversified Product Mix

Gross Profit Mix / Full-Year 2002


Chrysler/ Dodge/Jeep
New Vehicles 24 Total Brands
Used Retail Vehicles
10%
GM
6%
Ford
4%
Toyota
3%
29%
20%
18 Other Brands
6%
22%
29%
F&I
Service & Parts

Stable Used Vehicle Sales



Used
New
10%
5%
0%
(5)%
(10)%
(15)%
% Change in Sales
1985
1988
1991
1994
1997
2000
New Vehicle Unit Sales
Retail Used Vehicle Unit Sales

Maximizing the Used Vehicle Opportunity



Used to New Vehicle Ratio
1.2
1.0
0.8
0.6
0.4
0.2
0.0
.5:1
.5:1
.6:1
.6:1
.7:1
.7:1
.8:1
UAG
Sonic
AN
Asbury
Group 1
NADA Avg.
Lithia

FY 2002

Maximizing the F&I Opportunity

Non-Recourse Business



F&I Penetration
90%
80%
70%
60%
50%
40%
Sector Leader
75%
57%
Target
FY 2002
2001
NADA
Average



F&I per Vehicle ($)
1,000
900
800
700
600
500
400
300
$886
Sector Leader
Target
$438
FY 2002
2001
NADA
Average

Parts/Service & Body Shop

Stable and Non-cyclical

- Absorbs significant amount of dealership fixed costs
- Exclusive manufacturer warranty and service contracts
- Variable pricing structure
- Lifetime oil contracts — 30% of all sales
- Maintains customer loyalty
- 48.0% Gross margins
- Body Shops need to grow at least 5% annually

Improvements in High Margin Business Lines


$900
$880
$860
$840
$820
$800
$780
$760
$847
$808
$857
$886
1999
2000
2001
2002
F&I


50.0%
45.0%
40.0%
35.0%
30.0%
44.8%
44.9%
46.5%
48.0%
1999
2000
2001
2002
Parts & Service Gross Margin


LITHIA.COM
AMERICA'S CAR & TRUCK STORE
Since 1946
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mazda
mercury
nissan
saturn
isuzu
subaru
toyota
vw
suzuki
jeep
hummer
volvo

- -CRM partnership with ADP
- -Vehicle and Price Research
- -"Right Relationship 360" system for customer management and retention
- -Internet Lead Management
- -Showroom Control
- -Data mining, management reporting
- -Enhanced E-commerce capabilities

Differentiated Acquisition Strategy and Successful Track Record

Successful Acquisition Strategy

- Consistent Acquisition Growth
- Goal: Average at least 15% a year in annualized revenues to existing revenue base.
- When the economy softens we see more and better acquisition opportunities
- Acquisition/Operation strategy is manufacturer friendly



Acquisition History
($ in Millions)
$500
$400
$300
$200
$100
$0
$254
$343
$455
2000
2001
2002
Annualized Revenues

Industry Ripe for Acquisitions by Lithia

- Exit strategy for retirement
- No clear succession plan
- Increasing capital requirements
- Manufacturers desire best practices/efficiencies
- Weak recent economic environment
- Time to buy is now - greater availability of stores



Our Differentiated Acquisition Approach

- Focus on average operators with major brands
- Unique market focus
  - Regional focus - Over 75% currently in exclusive markets
  - Select metro opportunities
- Requires significant investment in infrastructure
  - Integration Teams & Uniform Systems

Our Opportunity

22,000 independent stores operated by 14,000 dealers



Optimal Acquisition Target Zone
75%
30%
25%
20%
15%
10%
5%
0%
2%
5%
26%
27%
22%
11%
7%
Below 1% Loss
0-1% Loss
0-1%
1-2%
2-3%
3-4%
Above 4%
2001 Pre-Tax Margins

Source: NADA

Applying the Lithia Model Improves Profitability

Process	Results
■ Specialized operational support teams ■ Uniform MIS system across all stores ■ Standardize asset management tools	■ Increase sales of higher margin products ■ Increase vehicle sales through aggressive marketing and improved allocation ■ Realize economies of scale

Disciplined Acquisition Profiling

Discipline

- Pay 3.0x-4.0x trailing; 1.5-2.5x forward EBITDA
- Target minimum 15% ROIC
- Accretive transactions
- Experienced M&A team
- Apply the Lithia business model
- Cash purchases

Build vs. Buy


45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
Goodwill as % Total Assets
40%
37%
36%
26%
25%
20%
Sonic
UAG
Auto Nation
Group 1
Asbury
Lithia

Full-Year 2002

Acting on the Opportunity

70 Current Target Markets West of the Mississippi



72 Current Locations

Disciplined Acquisition Strategy



Total Stores
0
10
20
30
40
50
60
70
80
7
17
28
41
53
60
70
81
1996
1997
1998
1999
2000
2001
2002
2003E

Financial Review

Strong Annual Revenue Growth


60% CAGR
Revenues ($MM)
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
$143
$320
$715
$1,243
$1,659
$1,873
$2,377
1996
1997
1998
1999
2000
2001
2002

Net Income Growth



Net Income ($MM)
30,000
20,000
10,000
0
52% CAGR
$2,606
$5,959
$10,789
$19,174
$24,313
$21,754
$32,316
1996
1997
1998
1999
2000
2001
2002

Track Record of Profitable Growth



23% CAGR
E.P.S. ($)
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.52
$0.82
$1.14
$1.60
$1.76
$1.60
$1.84
1996
1997
1998
1999
2000
2001
2002

Key Investment Highlights

- 30+ years retail auto operating experience
- Proven execution of *The Lithia Business Model*
- Differentiated acquisition strategy and successful track record
- Tremendous growth opportunity

LITHIA